Exhibit 99.1

TILT Signs Third Amendment for its White Haven, Pennsylvania
Facility Purchase and Sale Agreement

PHOENIX, September 30, 2022 -- TILT Holdings Inc. (“TILT” or the “Company”) (NEO:TILT) (OTCQX: TLLTF), a global provider of cannabis business solutions that include inhalation technologies, cultivation, manufacturing, processing, brand development, and retail, has signed a third amendment (the “Amendment”) to its previously announced definitive agreement with Innovative Industrial Properties, Inc. (“IIPR”) to sell and leaseback its White Haven, Pennsylvania facility . The Amendment allows TILT and IIPR to extend the end of the investigational period of the transaction contemplated to a date that is on or before November 1, 2022. The parties are extending the investigational period to accommodate second round testing to satisfy requests from the Pennsylvania Department of Environmental Protection. Both parties believe that extending the investigational period should provide sufficient time to resolve all outstanding issues and complete the necessary paperwork allowing the transaction to close.

Since its acquisition in January 2019, the Company has operated the White Haven facility, located at 411 Susquehanna Street, and comprised of an approximately 40,000 square-foot building that includes cultivation, processing, and a product manufacturing lab, as Standard Farms LLC. More information is available in the Company’s original press release, issued January 28, 2019.

About TILT

TILT helps cannabis businesses build brands. Through a portfolio of companies providing technology, hardware, cultivation and production, TILT services brands and cannabis retailers across 37 states in the U.S., as well as Canada, Israel, Mexico, South America and the European Union. TILT’s core businesses include Jupiter Research LLC, a wholly-owned subsidiary and leader in the vaporization segment focused on hardware design, research, development and manufacturing and cannabis operations, Commonwealth Alternative Care, Inc. in Massachusetts, Standard Farms LLC in Pennsylvania, Standard Farms Ohio, LLC in Ohio, and its partnership with the Shinnecock Indian Nation in New York. TILT is headquartered in Phoenix, Arizona. For more information, visit www.tiltholdings.com.

Instagram: @tiltholdings

Twitter: @TILT_Holdings

Forward-Looking Information

This news release contains forward-looking information and statements (together, “forward-looking information”) under applicable Canadian and U.S. securities laws which are based on current expectations. Forward-looking information is provided for the purpose of presenting information about TILT management’s current expectations and plans relating to the future and readers are cautioned that such statements may not be appropriate for other purposes. Forward-looking information may include, without limitation, the anticipated completion of the investigational period and closing of the transaction to sell and leaseback the White Haven facility and estimated timing thereof, expected receipt of the outstanding diligence items and satisfaction of requests of the Pennsylvania Department of Environmental Protection, the opinions or beliefs of management, prospects, opportunities, priorities, targets, goals, ongoing objectives, milestones, strategies and outlook of TILT, and includes statements about, among other things, future developments, operations, expansions and strategy of TILT. Generally, forward looking information can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “will”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved”. These statements should not be read as guarantees of future performance or results. These statements are based upon certain material factors, assumptions and analyses that were applied in drawing a conclusion or making a forecast or projection, including TILT’s experience and perceptions of historical trends, the ability of TILT to maximize shareholder value and expand its operations, current conditions and expected future developments, as well as other factors that are believed to be reasonable in the circumstances.

Although such statements are based on management’s reasonable assumptions at the date such statements are made, there can be no assurance that it will be completed on the terms described above and that such forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such forward-looking information. Accordingly, readers should not place undue reliance on the forward-looking information. TILT assumes no responsibility to update or revise forward-looking information to reflect new events or circumstances unless required by applicable law.

By its nature, forward-looking information is subject to risks and uncertainties, and there are a variety of risk factors, many of which are beyond the control of TILT, and that may cause actual outcomes to differ materially from those discussed in the forward-looking information. Such risk factors include, but are not limited to, those described under the heading “Risk Factors” in Amendment No. 2 to the Form 10 Registration Statement filed by TILT with the United States Securities and Exchange Commission and on SEDAR at www.sedar.com.

Company Contact:

Lynn Ricci, VP of Investor Relations & Corporate Communications

TILT Holdings Inc.

lricci@tiltholdings.com

Investor Relations Contact:

Sean Mansouri, CFA

Elevate IR

TILT@elevate-ir.com

720.330.2829

Media Contact:

Juliet Fairbrother

MATTIO Communications

juliet@mattio.com

631.338.5343